CAPITAL AND FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
CAPITAL AND FINANCIAL RISK MANAGEMENT
27.	CAPITAL AND FINANCIAL RISK MANAGEMENT

Capital Management

The Group’s policy is to maintain a strong capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Board of Directors monitors (loss)/earnings per share as a measure of performance, which the Group defines as (loss)/profit after tax divided by the weighted average number of shares in issue.

Fair Values

The table below sets out the Group’s classification of each class of financial assets/liabilities, their fair values and under which valuation method they are valued:

		Level 1	Level 2	Level 3	Total carrying amount	Fair Value
	Note	US$’000	US$’000	US$’000	US$’000	US$’000
December 31, 2024
Loans and receivables at amortised cost
Trade receivables	17	13,416	-	-	13,416	13,416
Cash and cash equivalents	18	5,167	-	-	5,167	5,167
		18,583	-	-	18,583	18,583

Liabilities at amortised cost
Senior secured term loan	23	-	(72,391)	-	(72,391)	(72,391)
Convertible note	23	-	(15,401)	-	(15,401)	(15,401)
Exchangeable note	23	-	(210)	-	(210)	(210)
Lease liabilities	24	(12,762)	-	-	(12,762)	(12,762)
Trade and other payables (excluding deferred income)	21	(26,585)	-	-	(26,585)	(26,585)
Provisions	22	(2,529)	-	-	(2,529)	(2,529)

		(41,876)	(88,002)	-	(129,878)	(129,878)

Fair value through profit and loss (FVPL)
Derivative liability - warrants	23	-	(1,658)	-	(1,658)	(1,658)
Derivative asset – prepayment option	23	-	166	-	166	166
Equity investments in Novus	13	-	-	2,455	2,455	2,455

		-	(1,492)	2,455	963	963

		(23,293)	(89,494)	2,455	(110,332)	(110,332)

For financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2: valuation techniques for which the lowest level of inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly

Level 3: valuation techniques for which the lowest level of inputs that have a significant effect on the recorded fair value are not based on observable market data.

		Level 1	Level 2	Level 3	Total carrying amount	Fair Value
	Note	US$’000	US$’000	US$’000	US$’000	US$’000
December 31, 2023
Loans and receivables at amortised cost
Trade receivables	17	10,698	-	-	10,698	10,698
Cash and cash equivalents	18	3,691	-	-	3,691	3,691
Finance lease receivable	15, 17	155	-	-	155	155

		14,544	-	-	14,544	14,544

Liabilities at amortised cost
Senior secured term loan	23	-	(40,109)	-	(40,109)	(40,109)
Convertible note	23	-	(14,542)	-	(14,542)	(14,542)
Exchangeable note¹	23	-	(210)	-	(210)	(210)
Lease liabilities	24	(12,566)	-	-	(12,566)	(12,566)
Trade and other payables (excluding deferred income)	21	(12,752)	-	-	(12,752)	(12,752)
Provisions	22	(50)	-	-	(50)	(50)

		(25,368)	(54,861)	-	(80,229)	(80,229)

Fair value through profit and loss (FVPL)
Derivative liability - warrants	23	-	(526)	-	(526)	(526)
Derivative asset – prepayment option	23	-	178	-	178	178

		-	(348)	-	(348)	(348)

		(10,824)	(55,209)	-	(66,033)	(66,033)

The valuation techniques used for instruments categorised as level 2 are described below:

The fair values of the options associated with the exchangeable notes are calculated in consultation with third-party valuation specialists due to the complexity of their nature. There are a number of inputs utilised in the valuation of the options, including share price, historical share price volatility, risk-free rate and the expected borrowing cost spread over the risk-free rate.

Financial Risk Management

The Group uses a range of financial instruments (including cash, finance leases, receivables, payables and derivatives) to fund its operations. These instruments are used to manage the liquidity of the Group. Working capital management is a key additional element in the effective management of overall liquidity. The Group does not trade in financial instruments or derivatives. The main risks arising from the utilization of these financial instruments are interest rate risk, liquidity risk and credit risk.

 Interest rate risk

As of December 31, 2024, all of the Group’s financial instruments referencing interest rates are based on SOFR, a post-reform benchmark rate. The Group no longer has exposure to interest rate benchmarks subject to IBOR reform; therefore, the disclosure requirements related to benchmark interest rate reform are not applicable.

Effective and repricing analysis

The following tables sets out all interest-earning financial assets and interest-bearing financial liabilities held by the Group at December 31, 2024 and 2023, indicating their effective interest rates and the period in which they re-price:

As at December 31, 2024	Note	Effective interest rate	Total US$’000	6 mths or less US$’000	6 –12 mths US$’000	1-2 years US$’000	2-5 years US$’000	> 5 years US$’000
Cash and cash equivalents	18	0.00%	5,167	5,167	-	-	-	-
Exchangeable note[1]	23	4.0%	(210)	-	-	-	-	(210)
Senior secured term loan[2]	23	16.3%	(72,391)	-	-	(72,391)	-	-
Convertible note[3]	23	1.5%	(15,401)	-	-	-	(15,401)	-
Lease payable on Right of Use assets	24	5.0%	(12,762)	(1,150)	(1,135)	(1,742)	(4,532)	(4,203)

Total			(95,597)	4,017	(1,135)	(74,133)	(19,933)	(4,413)

As at December 31, 2023	Note	Effective interest rate	Total US$’000	6 mths or less US$’000	6 –12 mths US$’000	1-2 years US$’000	2-5 years US$’000	> 5 years US$’000
Cash and cash equivalents	18	0.00%	3,691	3,691	-	-	-	-
Lease receivable	15,17	4.0%	155	62	39	49	5	-
Exchangeable note[1]	23	4.8%	(210)	-	-	-	-	(210)
Senior secured term loan[2]	23	16.3%	(40,109)	-	-	-	(40,109)	-
Convertible note[3]	23	1.5%	(14,542)	-	-	-	-	(14,542)
Lease payable on Right of Use assets	24	5.0%	(12,566)	(812)	(832)	(1,745)	(4,425)	(4,752)

Total			(63,581)	2,941	(793)	(1,696)	(44,529)	(19,504)

[1] The maturity of the exchangeable notes is based on the contractual maturity date of April 1, 2045.
[2] The senior secured term loan is a variable instrument. In January 2024, the amended term loan agreement reduced the annual rate of interest on the loan by 2.5% to 8.75% plus the greater of (a) Term Secured Overnight Financing Rate or (b) 4.0% per annum, and allows for a further 2.5% reduction in the base rate to 6.25% once the outstanding principal under the term loan falls below US$35 million.  The loan matures in July 2026.
[3] The 7-year convertible note was issued in May 2022 and is a fixed rate instrument which bears a fixed rate of interest of 1.5% per annum.

In broad terms, a one-percentage point increase in interest rates would increase interest income by US$Nil (2023: US$Nil) as at December 31, 2024 the Company holds no funds in interest-bearing accounts; while the annual impact on the interest expense would be an increase of US$755,000 (2023: US$417,000) on the costs of servicing the senior secured term loan.

Interest rate profile of financial assets / liabilities

The interest rate profile of financial assets/liabilities of the Group was as follows:

	December 31, 2024 US$‘000	December 31, 2023 US$‘000
Variable rate instruments
Cash at bank and in hand	5,167	3,691
Variable rate financial liabilities (senior secured term loan)	(72,391)	(40,109)

	(67,224)	(36,418)

Fixed rate instruments
Fixed rate financial liabilities (exchangeable note)	(210)	(210)
Fixed rate financial liabilities (convertible note)	(15,401)	(14,542)
Fixed rate financial liabilities (lease payables)	(12,762)	(12,566)
Financial assets (lease receivables)	-	155

	(28,373)	(27,163)

 Fair value sensitivity analysis for fixed rate instruments

The Group does not account for any fixed rate financial liabilities at fair value through profit and loss. Therefore, a change in interest rates at December 31, 2024 or December 31, 2023 would not affect profit or loss. There was no significant difference between the fair value and carrying value of the Group’s trade receivables and trade and other payables at December 31, 2024 and December 31, 2023 as all fell due within 6 months.

Liquidity risk

The following are the contractual maturities of financial liabilities, including estimated interest payments:

As at December 31, 2024 US$’000	Carrying amount US$’000	Contractual cash flows US$’000	6 mths or less US$’000	6 mths – 12 mths US$’000	1-2 years US$’000	2-5 years US$’000	>5 years US$’000
Financial liabilities
Trade and other payables (excluding deferred income)	25,286	25,286	25,286	-	-	-	-
Lease payable on Right of Use assets	12,762	15,214	1,454	1,408	2,213	5,487	4,652
Senior secured term loan¹	72,391	81,438	1,703	3,319	76,416	-	-
Convertible note	15,401	21,350	150	150	300	900	19,850
Exchangeable notes	210	380	4	4	8	24	340

	126,050	143,668	28,597	4,881	78,937	6,411	24,842

¹ The contractual cash flows of interest on the senior secured term loan is estimated based on the prevailing interest rate at December 31, 2024

As at December 31, 2023 US$’000	Carrying amount US$’000	Contractual cash flows US$’000	6 mths or less US$’000	6 mths – 12 mths US$’000	1-2 years US$’000	2-5 years US$’000	>5 years US$’000
Financial liabilities
Trade and other payables (excluding deferred income)	12,752	12,752	12,752	-	-	-	-
Lease payable on Right of Use assets	12,566	15,306	1,107	1,114	2,243	5,442	5,400
Senior secured term loan¹	40,109	56,121	3,461	3,461	6,922	42,277	-
Convertible note	14,542	21,650	150	150	300	900	20,150
Exchangeable notes	210	389	4	4	8	24	349

	80,179	106,218	17,474	4,729	9,473	48,643	25,899

¹ The contractual cash flows of interest on the senior secured term loan is estimated based on the prevailing interest rate at December 31, 2023.

Foreign exchange risk

The majority of the Group’s activities are conducted in US Dollars. Foreign exchange risk arises from the fluctuating value of the Group’s Euro denominated expenses as a result of the movement in the exchange rate between the US Dollar and the Euro. There were no forward contracts in place as at December 31, 2024 or December 31, 2023.

Foreign currency financial assets and liabilities which expose the Group to currency risk are disclosed below. The amounts shown are those reported to key management translated into US Dollars at the closing rate:

	EUR	GBP	SEK	CAD	BRL	Other
As at December 31, 2024	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000
Cash	116	50	20	293	373	-
Trade and other receivable	1,009	74	-	294	1,019	-
Trade and other payables	(7,098)	(453)	(12)	(114)	(135)	(1)
Lease liabilities	(6,867)	-	-	-	(171)	-

Total exposure	(12,840)	(329)	8	473	1,086	(1)

	EUR	GBP	SEK	CAD	BRL	Other
As at December 31, 2023	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000
Cash	219	15	5	191	854	-
Trade and other receivable	856	100	-	533	1,533	-
Trade and other payables	(3,766)	(100)	(12)	(220)	(704)	(1)
Lease liabilities	(8,349)	-	-	-	(241)	-

Total exposure	(11,040)	15	(7)	504	1,442	(1)

Sensitivity analysis

A 10% strengthening of the US Dollar against the Euro at December 31, 2024 would have increased profit and other equity by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

Profit or Loss US$’000
December 31, 2024
Euro	1,167

December 31, 2023
Euro	1,004

A 10% weakening of the US Dollar against the Euro at December 31, 2024 would have decreased profit and other equity by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

Profit or Loss US$000
December 31, 2024
Euro	(1,427)

December 31, 2023
Euro	(1,227)

The sensitivity analysis is based on the Group’s foreign currency exposures at the reporting date and assumes a 10% movement in the US Dollar against the Euro. The analysis includes monetary assets and liabilities denominated in Euro at the reporting date and assumes that exchange rate changes occur at the period-end and are applied to the net exposure. Non-monetary items and future forecast transactions are excluded. The analysis assumes that all other variables, including interest rates, remain constant. The analysis does not incorporate interdependencies between variables, such as interest rate effects on exchange rates, and is not based on a value-at-risk model.

The objective of this analysis is to assess the potential impact of reasonably possible changes in exchange rates on the Group’s profit or loss and equity, based on exposures at the reporting date. The analysis reflects only monetary assets and liabilities denominated in foreign currencies and does not include future transactions or embedded derivatives. The analysis has inherent limitations, as it is based on a hypothetical movement in a single variable (foreign exchange rate) and assumes all other variables remain constant. It does not consider the potential interdependence between risk factors (such as changes in interest rates or inflation), nor does it reflect management’s dynamic hedging activities or the potential impact on fair value from market volatility occurring after the reporting date.

Credit Risk

The Group has no significant concentrations of credit risk. Exposure to credit risk is monitored on an ongoing basis. For trade receivables, the Group applies the simplified approach to measuring expected credit losses and recognizes a lifetime expected credit loss allowance. A receivable is considered credit-impaired when it is more than 120 days past due or when there is evidence of significant financial difficulty. The Group maintains specific provisions for potential credit losses. To date such losses have been within management’s expectations. Due to the large number of customers and the geographical dispersion of these customers, the Group has no significant concentrations of accounts receivable.

With respect to credit risk arising from the other financial assets of the Group, which comprise cash and cash equivalents, the Group’s exposure to credit risk arises from default of the counterparty, with a maximum exposure equal to the carrying amount of these instruments. The Group’s management considers that all of the above financial assets that are not impaired or past due for each of the 31 December reporting dates under review are of good credit quality.

The Group maintains cash and cash equivalents with various financial institutions. The Group performs regular and detailed evaluations of these financial institutions to assess their relative credit standing. The carrying amount reported in the balance sheet for cash and cash equivalents approximate their fair value.

Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk is as follows:

	Carrying Value December 31, 2024 US$’000	Carrying Value December 31, 2023 US$’000
Third party trade receivables (Note 17)	13,416	10,698
Finance lease income receivable (Note 17)	-	155
Cash and cash equivalents (Note 18)	5,167	3,691

	18,583	14,544

The maximum exposure to credit risk for trade receivables and finance lease income receivable by geographic location is as follows:

	Carrying Value December 31, 2024 US$’000	Carrying Value December 31, 2023 US$’000
United States	4,185	4,041
Euro-zone countries	742	851
United Kingdom	741	126
Other regions	7,748	5,835

	13,416	10,853

The maximum exposure to credit risk for trade receivables and finance lease income receivable by type of customer is as follows:

	Carrying Value December 31, 2024 US$’000	Carrying Value December 31, 2023 US$’000
End-user customers	3,828	5,029
Distributors	8,236	5,399
Non-governmental organisations	1,352	425

	13,416	10,853

Due to the large number of customers and the geographical dispersion of these customers, the Group has no significant concentrations of accounts receivable.

Impairment Losses

The ageing of trade receivables at December 31, 2024 is as follows:

	Gross	Impairment	Expected Credit Loss Rate	Gross	Impairment	Expected Credit Loss Rate
	2024	2024	2024	2023	2023	2023
	US$’000	US$’000%		US$’000	US$’000%
Not past due	9,363	-	-	8,031	-	-
Past due 0-30 days	1,455	-	-	1,534	-	-
Past due 31-120 days	1,753	31	1.8%	856	22	2.6%
Greater than 120 days	3,131	2,255	72.0%	2,601	2,302	88.5%

	15,702	2,286	-	13,022	2,324	-

The Group considers that the credit risk of a financial asset may have increased since initial recognition when it is more than 30 days past due, unless there is evidence to the contrary. As at December 31, 2024, all trade receivables past due more than 30 days were assessed for changes in credit risk since initial recognition. Based on this assessment:

•
Receivables past due between 31 and 120 days are not automatically considered to have an increased credit risk unless other qualitative indicators are present (e.g., known financial difficulty, adverse changes in circumstances, etc.).

•	Receivables past due more than 120 days are generally considered to have a higher credit risk and are assessed for lifetime expected credit losses.

The Group applies a simplified approach in measuring expected credit losses which uses a provision matrix based on historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

The movement in the allowance for impairment in respect of trade receivables during the year was as follows:

	2024	2023
	US$’000	US$’000
Balance at January 1	2,324	2,691
Charged to costs and expenses	225	715
Amounts written off during the year	(263)	(977)
Eliminated on disposal of business	-	(105)

Balance at December 31	2,286	2,324

The allowance for impairment in respect of trade receivables is used to record impairment losses unless the Group is satisfied that no recovery of the account owing is possible. At this point the amount is considered irrecoverable and is written off against the financial asset directly.

The Group does not provide financing to customers as a main business activity and therefore is not required to present credit risk exposure disclosures by credit risk grade.